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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2003

DRS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-08533 (Commission File Number)	13-2632319 (IRS Employer Identification Number)
5 Sylvan Way, Parsippany, New Jersey 07054 (Address of principal executive offices)

(973) 898-1500
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

Exhibit No.	Description
99.1	DRS Technologies, Inc. Press Release (including financial tables) dated May 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        The information in this Current Report on Form 8-K is furnished pursuant to "Item 12. Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

        On May 14, 2003, DRS Technologies, Inc. announced financial results for the fourth quarter and fiscal year ended March 31, 2003. The press release is furnished as Exhibit 99.1 to this Form and is incorporated herein by reference.

DRS TECHNOLOGIES, INC.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC. (Registrant)
Date: May 14, 2003	By:	/s/ RICHARD A. SCHNEIDER Richard A. Schneider Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	DRS Technologies, Inc. Press Release (including financial tables) dated May 14, 2003.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
DRS TECHNOLOGIES, INC. SIGNATURES
EXHIBIT INDEX